UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 6, 2013

MILLER INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	001-14124	62-1566286
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8503 Hilltop Drive, Ooltewah, Tennessee	37363
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:	(423) 238-4171

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 6, 2013, Miller Industries, Inc. (the "Company") issued a press release (the "Earnings Release") announcing its financial results for the quarter ended September 30, 2013. A copy of the Earnings Release is furnished as Exhibit 99.1 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

	Exhibit No.	Description
	99.1	Press Release of Miller Industries, Inc. dated November 6, 2013 announcing its financial results for the quarter ended September 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLER INDUSTRIES, INC.
(Registrant)

By:	/s/ J. Vincent Mish
J. Vincent Mish Executive Vice President and Chief Financial Officer

Date: November 6, 2013